SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported)              June 25, 1997



                              PREFERRED VOICE, INC.
               (Exact name of registrant as specified in charter)



       Delaware                         33-92894                  75-2440201
 (State of Other Juris-               (Commission               (IRS Employer
 diction of Incorporation)            File Number)           Identification No.)




12655 N. Central Expwy, Suite 800, Dallas, Texas                     75243
 (Address of Principal Executive Offices)                          (Zip Code)





Registrant's telephone number, including area code              (972) 458-9950





PREFERRED/TELECOM, INC.



(Former name or former address, if changed since last report)

ITEM 9            SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
                  ---------------------------------------------------

     On June 25, 1997, Preferred Voice, Inc. ("Preferred") completed the offering of 3 units (the "Units") for aggregate gross proceeds of U.S. $480,000 to three private foreign investors. Each Unit consisted of one 12% Convertible Debenture in the principal amount of $ 160,000 payable on or before December 25, 1997, (the "Debenture") and one common stock purchase warrant (the "Warrant") to purchase 160,000 shares of common stock (the "Common Stock"), par value $.001 per share, of Preferred Voice, Inc. The Debenture entitles the Holder to convert the unpaid principal balance into fully paid and nonassessable shares of Common Stock of the Company at a price of $.87 per share prior to the Debenture payment date of December 25, 1997. The Debentures are secured by a media credit as described in the Collateral Assignment of Media Credit and the Prepaid Purchase Order attached as Exhibit A to the Debentures. The Warrant entitles the holder to purchase 160,000 additional shares of Common Stock at a price of U.S. $1.00 per share at any time prior to the close of business on June 25, 2000, subject to adjustment in connection with certain anti-dilution provisions.

     One Unit was purchased by the holder of two (2) previously issued debentures in the aggregate principal amount of $150,000 (with accrued interest of $10,000) canceling such debentures in exchange for a Unit pursuant to the terms of the Subscription Agreement (the "Exchange Subscription Agreement"). Two
(2) Units were purchased pursuant to a cash payment schedule set forth in the respective Subscription Agreements (the "Cash Subscription Agreements").

     The offering was conducted pursuant to Regulation S promulgated under the United States Securities Act of 1933, as amended, and to exemptions from the offering requirements in any jurisdiction in which the Units were offered. Accordingly, the Units were not offered or sold in the United States or to U.S. persons, as defined in Regulation S.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Business Acquired

                           Not Applicable

                  (b)      Pro Forma Financial Information

                           Not Applicable

                  (c)      Exhibits

                           10.1     Form of Twelve Percent Convertible
                                     Subordinated Debenture
                           10.2     Form of Warrant
                           10.3     Form of Exchange Subscription Agreement
                           10.4     Form of Cash Subscription Agreement

                                    SIGNATURE


         Pursuant to the requirements o the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         PREFERRED VOICE, INC.



Date:  July 9, 1997                      By:/s/ Mary G. Merritt
                                            -------------------
                                            Mary G. Merritt, Secretary/Treasurer
                                            (Principal Financial Officer)